Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS SUCH INFORMATION AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NO. 3 TO LICENSE AND SUPPLY AGREEMENT

THIS AMENDMENT NO. 3 TO LICENSE AND SUPPLY AGREEMENT (this “Amendment No. 3”) is made as of July 1, 2022 by and between Societal CDMO Gainesville, LLC (f/k/a Recro Gainesville LLC) (as successor to Alkermes Pharma Ireland Limited) (“Societal”) and Lannett Company, Inc. (as successor to Kremers Urban Pharmaceuticals, Inc.) (“Lannett”).

Background

WHEREAS, Societal and Lannett are parties to that certain License and Supply Agreement, effective as of January 1, 2014, as amended in September 2018, as amended by Amendment No.1 to License and Supply Agreement, effective as of September 6, 2018 and as further amendment by Amendment No. 2 to License and Supply Agreement, effective as of November 5, 2020 (as amended, the “Agreement”); and

WHEREAS, the parties now desire to enter into this Amendment No. 3 to set forth certain changes to and modifications of the terms and conditions contained in the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual agreement of the parties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and agreed, and intending to be legally bound hereby, the parties agree as follows:

1.
Incorporation of Background; Capitalized Terms. The “Background” provision set forth above, together with the defined terms therein, are incorporated herein by reference. Capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement. All references to “Recro” or “Alkermes” in the Agreement shall be references to Societal and all references to “KU” in the Agreement shall be references to “Lannett”.
2.
SECTION 2.4 MARKETING EFFORTS.
a.
The following two sentences are inserted at the end of Section 2.4(b) of the Agreement as the final sentences of such subsection:

“Notwithstanding the foregoing, Lannett shall not discontinue any Product without Societal’s prior written consent. Without imitation of this Section 2.4(b), the parties acknowledge and agree that Lannett shall resume marketing the Branded V Product in accordance with its obligations under this Section 2.4 and otherwise under the Agreement notwithstanding any prior decision on the part of Lannett to discontinue the marketing thereof unless otherwise expressly agreed by Societal.”

b.
The following new subsection (d) is inserted at the end of Section 2.4 of the Agreement:

“(d) Without limitation of the foregoing, Lannett shall use commercially reasonable efforts to carry out the activities set forth on Schedule 2.4(d) to this Agreement.”

c.
Schedule 2.4(d) attached to this Amendment No. 3 as Exhibit A is incorporated as a new Schedule 2.4(d) to the Agreement.

3.
SECTION 2.5 JOINT MARKETING COMMITTEE. The following sentences are inserted at the end of Section 2.5 of the Agreement as the final sentences thereof:

“Without limitation of the foregoing, representatives of the Joint Marketing Committee (including the individuals who hold the positions of Vice President of Business Development and Head of Sales & Marketing or equivalent position(s) with Lannett and Senior Vice President, Operations and Vice President of Supply Chain or equivalent position(s) with Societal) shall meet by teleconference or other means as agreed by the parties (i) on a monthly basis to discuss market dynamics and any actions to be taken by the parties or changes to the marketing and promotional plan with respect to the Products and (ii) on a quarterly basis to discuss the financial performance of the Products and review the monthly, quarterly and annual revenue forecasts for commercializing the Products.”

4.
SECTION 2.7 DEVELOPMENT OPTION.
a.
The following language is added at the end of Section 2 as a new Section 2.7 of the Agreement:

2.7 Development Option.

(a) Lannett hereby grants to Societal the option to select [***] of the products set forth on Schedule 2.7(a) (each, an “Option Product”) for Development and Commercialization (as such terms shall be defined in the Development Agreement (as defined below) to be entered into by the parties) by Societal and Lannett. In each instance where Societal exercises its right to designate an Option Product for Development, Societal and Lannett shall negotiate in good faith the terms of one or more appropriate agreement(s) with respect to the parties’ Development and Commercialization of such Option Product, including commercial terms with respect to rights and responsibilities for maintaining applicable regulatory approvals, Development, manufacturing and commercializing such Option Product and all related Development and post-Development matters (each such agreement, a “Development Agreement”) in accordance with the terms set forth in Section 2.7(b).

The parties recognize that execution of a Development Agreement is contingent upon costs and fees for Development and manufacturing services by Societal being consistent with prevailing rates offered by similarly situated vendors; provided, that if Lannett asserts that amounts quoted by Societal in connection with any such Development Agreement are higher than any such prevailing rates, Lannett shall provide evidence reasonably satisfactory to Societal of such prevailing rates offered by similarly situated vendors and shall negotiate in good faith with Lannett with respect to the same.

(b) The Development Agreement for any Option Product that is selected by Societal to be Developed and Commercialized pursuant to Section 2.7(a) shall provide for the following terms:

(i) Lannett shall order and purchase such Option Product exclusively from Societal and Societal shall agree to supply such Option Product exclusively to Lannett for an initial term of [***] at a supply price equal to [***] (the “Option Product Supply Price”);

(ii) in addition to the Option Product Supply Price, Societal shall be entitled to a share of the profits generated by Lannett with respect to such Option Product equal to [***] for such Option Product; and

(iii) (A) [***]; and

(B) [***].

For clarification, the [***] are not guaranteed payments, and will only be paid if successfully achieved on or before the agreed upon dates.

b.
Schedule 2.7(a) attached to this Amendment No. 3 as Exhibit B is incorporated as a new Schedule 2.7(a) to the Agreement.
5.
SECTION 2.8 [***].
a.
The following language is added at the end of Section 2 as a new Section 2.8 of the Agreement:

“At any time after [***], if the aggregate amount payable to Societal in respect of its applicable share of the Generic VPM Operating Profits, the Branded V Operating Profits and the Branded VPM Operating Profits pursuant to Schedule 3.1 is less than (i) [***] in any [***].

[***].”

6.
SECTION 3.2 INVOICE AND PAYMENT. Section 3.2 of the Agreement is deleted in its entirety and replaced with the following language:

“Upon delivery of any Product shipment or otherwise when any payment is due Societal pursuant to the terms of Schedule 3.1 of this Agreement, Societal shall be entitled to submit invoices therefor to Lannett, and Lannett agrees to remit payment within [***] from receipt of invoice.”

7.
SECTION 8.2 RESPONSIBILITY FOR NDAs. Section 8.2(d) of the Agreement is hereby amended by adding the following language at the end of Section 8.2(d) as the final sentence thereof:

“Without limitation of Lannett’s reimbursement obligations pursuant to this Section 8.2(d), Lannett and Societal shall cooperate with each other for purposes of seeking an exemption from the payment of PDUFA program fees with respect to the applicable Product, to the extent such exemption is available for such Product under applicable law.”

8.
SECTION 10 TERMINATION. Section 10.1 of the Agreement is deleted in its entirety and replaced with the following language:

“10.1 Termination. The term of this Agreement shall begin upon the Effective Date and, unless sooner terminated as hereinafter provided, shall end on December 31, 2024. This Agreement may be renewed for successive two (2)-year terms by mutual agreement of the parties in writing. Notwithstanding the foregoing, this Agreement may be terminated as follows:

(a) Termination for Insolvency. If either Lannett or Societal (i) makes a general assignment for the benefit of creditors or becomes insolvent; (ii) files an insolvency petition in bankruptcy; (iii) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; (iv) commences under the laws of any jurisdiction any proceeding involving its insolvency, bankruptcy, reorganization, adjustment of debt, dissolution, liquidation or any other similar proceeding for the release of financially distressed debtors; or (v) becomes a party to any proceeding or action of the type described above in (iii) or (iv) and such proceeding or action remains undismissed or unstayed for a period of more than 60 days, then the other party may by written notice terminate this Agreement in its entirety with immediate effect.

(b) Termination for Default.

(i) Lannett and Societal each shall have the right to terminate this Agreement for default upon the other’s failure to comply in any material respect with the terms and conditions of this Agreement. At least thirty (30) days prior to any such termination for default (or fifteen (15) days in the case of a default upon the other’s failure to comply in any material aspect with the terms and conditions of this Agreement. At least thirty (30) days prior to any such termination for default (or fifteen (15) days in the case of a default arising from a party’s failure to pay any amounts when due to the other party under this Agreement) (such thirty (30) or fifteen (15) day period, as applicable, the “Cure Period”), the party seeking to so terminate shall give the other written notice of its intention to terminate this Agreement in accordance with the provisions of this Section 10.1(b), which notice shall set forth the default(s) which form the basis for such termination. If the defaulting party fails to correct such default(s) within the applicable Cure Period, or if the same cannot reasonably be corrected or remedied within the applicable Cure Period, then if the defaulting party has not commenced curing said default(s) within said Cure Period and be diligently pursuing completion of same, then such party immediately may terminate this Agreement.

(ii) This Section 10.1(b) shall not be exclusive and shall not be in lieu of any other remedies available to a party hereto for any default hereunder on the part of the other party.

(c) Termination for Change of Control. Either Lannett or Societal shall have the right to terminate this Agreement effective immediately upon the consummation of (i) any merger or consolidation of either party with or into another entity or any other corporate reorganization, if fifty percent (50%) or more of immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of either party immediately prior to such merger, consolidation or other reorganization, (ii) the sale, transfer or other disposition of all or substantially all of either party’s assets or (iii) any transaction as a result of which any persons or group is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company representing at least fifty percent (50%) of the total voting power of either party’s outstanding voting securities.

(d) Continuing Obligations. Termination of this Agreement for any reason shall not relieve the parties of any obligation accruing prior thereto with respect to the Products and any ongoing obligations hereunder with respect to the remaining Products and shall be without prejudice to the rights and remedies of either party with respect to any antecedent breach of the provisions of this Agreement. Without limiting the generality of the foregoing, no termination of this Agreement, whether by lapse of time or otherwise, shall serve to terminate the obligations of the parties hereto under Sections 8.4, 8.5, 8.6, 8.8, 8.15, Section 9, Section 10.1(b), 10.1(e), 10.1(f) and Section 11 hereof, and such obligations shall survive any such termination.

(e) Net Sales Allowances after the Termination Date. In reference to returns or other Net Sales allowances which arise after the termination of this Agreement in respect of any Product supplied and sold under this Agreement prior to such termination, the parties agree that Lannett shall not be entitled to seek any reimbursement, Net Sales deductions or other form of compensation from Societal.

(f) Transition after Termination. Following a termination of this Agreement pursuant to this Section 10.1, the parties shall promptly meet to negotiate in good faith and establish a wind-down plan (the “Wind-Down Plan”) to transition any and all marketing and promotional activities being conducted by Lannett under this Agreement to Societal or a third party designated by Societal and Lannett and Societal shall use commercially reasonable efforts to carry out the activities set forth in the Wind-Down Plan and any other actions reasonably requested by Societal to facilitate the termination of this Agreement and the transition of the marketing and promotion of the Products to Societal or such third party in a commercially reasonable manner.”

9.
SCHEDULE 3.1 PRODUCT PRICING AND PAYMENT TERMS. Schedule 3.1 of the Agreement (Product Pricing and Payment Terms) is hereby amended as follows:
a.
Section 1 of Schedule 3.1 of the Agreement is hereby amended as follows:

All references to [***] set forth in (A) the definition of “Supply Price for Branded Product” and (B) Section 3(b)(i), Section 4(b)(i) and Section 4(b)(ii) are deleted and replaced with references to [***].

b.
Section 5(a) to Schedule 3.1 of the Agreement (Product Pricing and Payment Terms) is deleted in its entirety and replaced with the following language:

“(a) (i) Each invoice submitted to Lannett upon delivery of an order of Generic VPM Product shall reflect a price per unit equal to those set forth on Exhibit C to Amendment No. 3, however the price per unit shall not exceed [***].

(ii) In addition, (A) in every Quarter in which every Branded Product in all dosage strengths is sold by Lannett, Lannett shall pay Societal [***] and (B) in every Quarter where Lannett does not sell each dosage strength of each Branded Product, Lannett shall pay Societal [***].”

c.
Section 5(b) to Schedule 3.1 of the Agreement (Product Pricing and Payment Terms) is deleted in its entirety.
10.
SECTION 11.2 NOTICES. All notices or other communications required or permitted to be given pursuant to the Agreement if to Societal, as follows:

Societal CDMO, Inc.

1 E. Uwchlan Ave., Suite 112

Exton, PA

Attention: Scott Rizzo

Email: scott.rizzo@societalcdmo.com

11.
Inconsistencies; Disputes. To the extent of any inconsistency between the Agreement and this Amendment No. 3, the terms and conditions of this Amendment No. 3 shall prevail.
12.
No Other Amendments. All provisions of the Agreement not expressly amended by this Amendment No. 3 shall remain in full force and effect, and are ratified and confirmed.
13.
Counterparts. This Amendment No. 3 may be executed in counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. An electronic or faxed signed copy of this Amendment No. 3 shall have the same force and effect as an original signed copy.

[signature page follows]

IN WITNESS WHEREOF, Societal, Lannett and Lannett have duly executed this Amendment No. 3 as of the date first written above.

SOCIETAL CDMO GAINESVILLE, LLC

By: /s/ Scott Rizzo

Name: Scott Rizzo

Title: Senior Vice President, Operations

LANNETT COMPANY, INC.

By: /s/ Michael Block

Name: Michael Block

Title: Vice President of Business Development

EXHIBIT A

Schedule 2.4(d)
Marketing Activities

Lannett shall undertake email marketing communications promoting the Products and such other activities as may be agreed among the parties in connection with the monthly marketing meetings of the Joint Marketing Committee as set forth in Section 2.5 of the Agreement. Additionally, Lannett shall proactively keep current with all relevant data regarding the financial performance of the Products, including sales and margin performance, and use commercially reasonable efforts to sell the Products that other companies in similar market conditions and business circumstances would reasonably deploy.

EXHIBIT B

Schedule 2.7(a)
Option Products

EXHIBIT C

Verapamil PM (Generic) Pricing

Per [***] Capsules
Verapamil PM Generic	2020	2021	Jul-22	Jul-23	Jul-24
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]